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                                      SSgA FUNDS

                           SUPPLEMENT DATED APRIL 30, 2001


                                      SSgA FUNDS
                          PROSPECTUSES DATED DECEMBER 19, 2000



Effective May 1, 2001, the first and second paragraphs of the description of the investment advisor of each fund under "Management of the Fund" in the Prospectus is changed as follows:

          INVESTMENT ADVISOR. SSgA Funds Management, Inc. ("Advisor"), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for each fund and directs the investment of each the fund in accordance with the fund's investment objective, policies and restrictions.

          The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended, and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor assumed responsibility as the investment advisor of the fund effective May 1, 2001 in connection with an internal reorganization of the Advisor's affiliate, State Street Bank and Trust Company ("State Street"). The reorganization will not affect the advisory services provided to the funds or the identity of the individuals providing these services. The Advisor, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies. With over $720 billion under management as of March 31, 2001, State Street Global Advisors provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.